UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 12, 2007
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On December 12, 2007, in connection with the completion of the offering by MetLife Capital Trust IV (the “Trust”), a Delaware statutory trust sponsored by MetLife, Inc., a Delaware corporation (“MetLife”), of $700,000,000 aggregate principal amount of the Trust’s 7.875% Fixed-to-Floating Rate Exchangeable Surplus Trust Securities (“X-SURPS”), which are automatically exchangeable in specified circumstances into MetLife’s 7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the “Junior Subordinated Debentures”), MetLife entered into a replacement capital covenant (the “Replacement Capital Covenant”) (attached hereto as Exhibit 4.2 and incorporated herein by reference), whereby MetLife agreed for the benefit of holders of one or more designated series of MetLife’s long-term indebtedness designated by MetLife in accordance with the terms of the Replacement Capital Covenant from time to time ranking senior to the X-SURPS or the Junior Subordinated Debentures that MetLife will not repay, redeem or purchase and will cause its subsidiaries not to repay, redeem or purchase and will not permit to be repaid, redeemed or purchased, the X-SURPS (prior to an Exchange (as such term is defined in the Replacement Capital Covenant)) and the Junior Subordinated Debentures (following an Exchange), on or before December 15, 2057, unless such repayment, redemption or purchase is made from the proceeds of the issuance of certain replacement capital securities and pursuant to the other terms and conditions set forth in the Replacement Capital Covenant.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information set forth in Item 8.01 is incorporated herein by reference.
ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
The information set forth, and the exhibit identified, in Item 1.01 are incorporated herein by reference.
ITEM 8.01. OTHER EVENTS.
On December 12, 2007, MetLife Capital Trust IV (the “Trust”), a Delaware statutory trust sponsored by MetLife, completed an unregistered offering in a private placement financing of $700,000,000 aggregate principal amount of its 7.875% Fixed-to-Floating Rate Exchangeable Surplus Trust Securities (“X-SURPS”), which are automatically exchangeable in specified circumstances into 7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the “Junior Subordinated Debentures”) of MetLife. The X-SURPS were offered and sold only to persons that are both “Qualified Institutional Buyers” (within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and “Qualified Purchasers” (within the meaning of Section 2(a)(51) of the U.S. Investment Company Act of 1940, as amended), in reliance on an exemption from registration pursuant to Rule 144A. The X-SURPS represent undivided beneficial interests in the Trust, the only assets of which are 7.375% Surplus Notes scheduled to mature on December 15, 2037 (the “Surplus Notes”) of Metropolitan Life Insurance Company (“MLIC”), a New York stock insurance company and wholly-owned subsidiary of MetLife, and rights under a Financing Agreement between the Trust and MetLife (the “Financing Agreement”). The X-SURPS will be exchanged for the Junior Subordinated Debentures at MetLife’s option or automatically under certain circumstances.
The X-SURPS will be offered only pursuant to an offering circular. The securities to be offered have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits
4.1	MetLife agrees to furnish to the Securities and Exchange Commission upon request a copy of any instrument with respect to long-term debt of MetLife and any subsidiary for which consolidated or unconsolidated financial statements are required to be filed, and for which the amount of securities authorized thereunder does not exceed 10% of the total assets of MetLife and its subsidiaries on a consolidated basis.

4.2	Replacement Capital Covenant dated as of December 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date: December 12, 2007

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

4.1	MetLife agrees to furnish to the Securities and Exchange Commission upon request a copy of any instrument with respect to long-term debt of MetLife and any subsidiary for which consolidated or unconsolidated financial statements are required to be filed, and for which the amount of securities authorized thereunder does not exceed 10% of the total assets of MetLife and its subsidiaries on a consolidated basis.

4.2	Replacement Capital Covenant dated as of December 12, 2007.